Exhibit 10.1

SETTLEMENT AGREEMENT

Dated: 5 September 2014

Parties:

1                           NZX Limited (“NZX”)

2                           Diligent Board Member Services, Incorporated (“DIL”)

BACKGROUND

A.                      On 14 August 2014, NZX served a Statement of Case on DIL alleging breaches of NZX Main Board Listing Rules (“Rule”) 10.3.1(b), 10.4.1 and 10.4.2.

B.                      The parties now wish to settle the matter on the terms set out in this Settlement Agreement.

C.                      DIL accepts that it has breached Rules 10.3.1(b), 10.4.1 and 10.4.2 as set out in the Statement of Case dated 14 August 2014.

D.                      DIL accepts the penalties as set out below.

E.                       This Settlement Agreement is conditional on the NZ Markets Disciplinary Tribunal (“Tribunal”) approving the terms of settlement.

AGREEMENT

1.                        It is a condition precedent to this agreement that it is approved by the Tribunal in accordance with Rule 10 of the NZ Markets Disciplinary Tribunal Rules.

2.                        DIL admits it breached Rules 10.3.1(b), 10.4.1 and 10.4.2 as described in the Statement of Case dated 14 August 2014.

3.                        A public censure of DIL will be made by the Tribunal in the form set out in Appendix 1.

4.                        DIL will pay the NZX Discipline Fund $100,000 (including GST, if any) in respect of the breaches of Rules 10.3.1(b), 10.4.1 and 10.4.2.

5.                        DIL will pay the costs of the Tribunal (plus GST, if any).

6.                        DIL will contribute to the costs of NZXR up to $3,840 (plus GST, if any).

7.                        NZX will send DIL a tax invoice for all amounts owing under paragraphs 4 to 6 above within 30 days of the terms of this settlement being approved by the Tribunal.

8.                                      The performance of these terms of agreement is in full and final settlement of the matters set out in and arising from NZX’s Statement of Case dated 14 August 2014.

EXECUTION

For and on behalf of NZX Limited

/s/ Hamish Macdonald
Hamish Macdonald
Senior Counsel

For and on behalf of Diligent Board Member Services, Incorporated

/s/ Alessandro Sodi
Authorised Signatory

APROVAL

This Settlement Agreement is hereby approved in accordance with Rule 10 of the NZ Markets Disciplinary Tribunal Rules

/s/ Donald Leslie Holborow
Authorised Signatory
For and on behalf of the
NZ Markets Disciplinary Tribunal
Donald Leslie Holborow
Division Chairman